UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2013

Sophiris Bio Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

British Columbia	001-36054	98-1008712
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1258 Prospect Street, La Jolla, California		92037
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-777-1760

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d) On November 5, 2013, Sophiris Bio Inc. (the "Company") announced that it had applied to the Toronto Stock Exchange (the "TSX") to voluntarily delist from trading its shares of common stock. The TSX has indicated that effective at market close on November 13, 2013, the Company’s common stock will no longer be traded through the facilities of the TSX. The Company’s shares are currently traded, and will continue to be traded, on the NASDAQ Global Market under the symbol "SPHS".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sophiris Bio Inc.

November 5, 2013	By:	/s/ Peter T. Slover

Name: Peter T. Slover
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 5, 2013.